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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
ALBANY INTERNATIONAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 28, 2002

To the Stockholders of Albany International Corp.:

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Albany International Corp. which will be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush, New York at 10:00 a.m. on Thursday, May 9, 2002. Please join us prior to the Annual Meeting at 9:30 a.m. to meet the Directors in the meeting room.

        Following the Annual Meeting, at approximately 11:00 a.m., we will conduct a tour of the Press Fabrics plant, which will last about one hour.

        If you plan to attend the meeting and the plant tour, please so indicate on the enclosed reply card so that we can make the necessary arrangements. The reply card and your completed proxy should be mailed separately. (An addressed, postage-prepaid envelope is enclosed for your return of the proxy.)

        Information about the meeting, including a description of the various matters on which the stockholders will act, will be found in the formal Notice of Annual Meeting and in the Proxy Statement which is attached. The Annual Report for the fiscal year ended December 31, 2001 is being mailed to you with these materials.

Sincerely yours,

FRANK R. SCHMELER
    Chairman of the Board and Chief Executive Officer

ALBANY INTERNATIONAL CORP.
1373 Broadway, Albany, New York
Mailing Address: P. O. Box 1907, Albany, New York 12201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 9, 2002

        The Annual Meeting of Stockholders of Albany International Corp. will be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush, New York, on Thursday, May 9, 2002 at 10:00 a.m., Eastern Time, for the following purposes:

  1.
  To elect eleven Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

  2.
  To consider and take action on a proposal to elect PricewaterhouseCoopers LLP as auditors for the Company for 2002.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Only stockholders of record at the close of business on March 11, 2002 will be entitled to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

        Whether or not you plan to be present at the Annual Meeting, please sign, date and return promptly the enclosed proxy to ensure that your shares are voted. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

THOMAS H. HAGOORT Secretary

March 28, 2002

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of Albany International Corp. ("the Company"), 1373 Broadway, Albany, New York (P.O. Box 1907, Albany, New York 12201), of proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on May 9, 2002 and at any adjournment or adjournments thereof. Each properly executed proxy in such form received prior to the Annual Meeting will be voted with respect to all shares represented thereby and will be voted in accordance with the specifications, if any, made thereon. If no specification is made, the shares will be voted in accordance with the recommendation of the Board of Directors. In addition, the shares will be voted in the discretion of the proxies with respect to (1) any matter of which the Company did not have notice prior to February 14, 2002, (2) the election of a person as a director in substitution for a nominee named in this proxy statement who, at the time of the meeting, is unable, or for good cause is unwilling, to serve, (3) any stockholder proposal properly excluded from this proxy statement and (4) matters incident to the conduct of the meeting. If a stockholder is a participant in the Company's Dividend Reinvestment Plan, or the Albany International Corp. ProsperityPlus Savings Plan, a properly executed proxy will also serve as voting instructions with respect to shares in the stockholder's account in such plans. A proxy may be revoked at any time prior to the voting thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about March 28, 2002.

        The only persons entitled to vote at the Annual Meeting and any adjournment or adjournments thereof are (1) holders of record at the close of business on March 11, 2002 of the 26,095,883 shares of the Company's Class A Common Stock outstanding on such date and (2) holders of record at the close of business on March 11, 2002 of the 5,736,476 shares of the Company's Class B Common Stock outstanding on such date. Each share of Class A Common Stock is entitled to one vote on each matter to be voted upon. Each share of Class B Common Stock is entitled to ten votes on each matter to be voted upon.

        Under the by-laws of the Company, the presence, in person or by proxy, of shares having a majority of the total number of votes entitled to be cast at the meeting is necessary to constitute a quorum. Under Delaware law, if a quorum is present, a plurality of the votes cast at the meeting by the shares present in person or by proxy and entitled to vote is required for the election of directors and a majority of the votes entitled to be cast at the meeting by the shares present in person or by proxy is required for the election of the auditors. Shares present at the meeting in person or by proxy and entitled to vote which abstain or fail to vote on any matter will be counted as present and entitled to vote but such abstention or failure to vote will not be counted as an affirmative or negative vote. In the case of the election of auditors, an abstention or failure to vote will have the same effect as a negative vote, whether or not this effect is intended.

        Under New York Stock Exchange rules, brokerage firms are generally permitted to vote in their discretion on behalf of clients who have been requested to provide voting instructions, and have failed to do so, by a date specified in a statement from the brokerage firm accompanying proxy materials distributed to its clients. Brokerage firms generally do not have such discretion, however, as to any contested action, any authorization for a merger or consolidation, or any matter which may affect substantially the rights or privileges of stockholders. In such a case, broker "non-votes" would be treated as shares that are present at the meeting but fail to vote. The Company anticipates that brokerage firms will be able to vote in their discretion on the proposals to elect directors and to elect PricewaterhouseCoopers LLP as auditors.

ELECTION OF DIRECTORS

        Eleven members of the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Unless otherwise specified on the proxy, the shares represented by a proxy in the accompanying form will be voted for the election of the eleven nominees listed below, all of whom are presently serving as directors. If at the time of the meeting any nominee should be unable, or for good cause should be unwilling, to serve, which event is not anticipated, the shares will be voted for a substitute nominee proposed by the Board of Directors, unless the Board reduces the number of Directors.

FRANK R. SCHMELER joined the Company in 1964. He has been a Director of the Company since 1997. He has served as Chairman of the Board since May, 2001 and as Chief Executive Officer since October, 2000. He also served as President from 1998 until May, 2001, as Chief Operating Officer from 1997 to 2000, as Executive Vice President from 1997 to 1998, as Senior Vice President from 1988 to 1997, as Vice President and General Manager of the Felt Division from 1984 to 1988, as Division Vice President and General Manager, Albany International Canada from 1978 to 1984 and as Vice President of Marketing, Albany International Canada from 1976 to 1978. Age 63.

THOMAS R. BEECHER, JR. has been a Director of the Company since 1969. In 2000, he became a partner in the law firm of Phillips, Lytle, Hitchcock, Blaine & Huber L.L.P. He has been President and a Director of Ballynoe Inc. (formerly Beecher Securities Corporation), venture capital investments, since 1979. He is a Regent Emeritus of Canisius College, Chairman of the Board of the Buffalo Niagara Medical Campus Inc., past Chair and a Director of Kaleida Health and a founder and Director of the Buffalo Inner-City Scholarship Opportunity Network. Age 66.

CHARLES B. BUCHANAN has been a Director of the Company since 1969. He was an employee of the Company from 1957 until his retirement in 1997, serving as Vice President and Secretary from 1980 until 1997. He is a Director of Fox Valley Corporation, a Trustee of Skidmore College and Albany Medical Center and President of the Capital Region Sponsor-a-Scholar Program. Age 70.

FRANCIS L. McKONE joined the Company in 1964. He has been a Director of the Company since 1983. He served as Chairman of the Board from 1998 until May, 2001. He also served as Chief Executive Officer from 1993 until October, 2000, President from 1984 to 1998, Executive Vice President from 1983 to 1984, Group Vice President-Paper Making Products Group from 1979 to 1983, and prior to 1979 as Vice President of the Company and Division President-Paper Making Products, U.S. He is a member of the Paper Industry Management Association, the Technical Association of the Pulp and Paper Industry, the Canadian Pulp and Paper Association and the Advisory Board of Albank, a division of Charter One Bank. He also serves as a Director of Kadant Inc., and is a Trustee of Rensselaer Polytechnic Institute. Age 67.

G. ALLAN STENSHAMN has been a Director of the Company since 1983. Since 2001 he has served as a Councellor to the lawfirm Landahl Advokatbyrå in Stockholm, Sweden, which, among other activities, provides legal services to Swedish subsidiaries of the Company. He is the Chairman and a director of five Swedish subsidiaries of the Company: Albany International AB; Nordiskafilt AB; Nordiska Maskinfilt AB; DEWA Consulting AB; and Albany Door Systems AB. In addition, he holds directorships in, and is the Chairman of, a number of Swedish subsidiaries of U.S. companies, including BAX Global International, Inc., Cypress Semiconductor Corporation, Mars, Incorporated, Merck & Co., Inc. and Philip Morris Companies, Inc. Age 68.

BARBARA P. WRIGHT has been a Director of the Company since 1989. Since 1985, she has been a partner in the law firm of Finch, Montgomery, Wright & Emmer, which is located in Palo Alto, California. She is General Counsel and Secretary of The David and Lucile Packard Foundation, Secretary of several other nonprofit charitable organizations, including The Monterey Bay Aquarium Foundation, The Packard Humanities Institute, and The Stanford Theatre Foundation, and a Director of The Monterey Bay Aquarium Research Institute. Age 55.

JOSEPH G. MORONE has been a Director of the Company since 1996. Since 1997, Dr. Morone has served as President of Bentley College. Prior to joining Bentley, Dr. Morone served as Dean of the Lally School of Management and Technology at Rensselaer Polytechnic Institute and held the Andersen Consulting Professorship of Management. He is a Director of Transworld Entertainment Corporation, and is Vice-Chair of the Board of Governors of the New England Medical Center. Age 48.

CHRISTINE L. STANDISH has been a Director of the Company since 1997. She has also served as a Director of the J. S. Standish Company since 1988. Previously, she served the Company as a Corporate Marketing Associate from 1989 to 1991, and was employed as a Graphic Designer for Skidmore, Owings & Merrill. She is on the Board of Trustees for Albany Academy for Girls and the Albany Institute of History & Art. She is the sister of John C. Standish and the daughter of J. Spencer Standish. Age 36.

ERLAND E. KAILBOURNE has been a Director of the Company since 1999. On December 31, 1998 he retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc. He was Chairman and Chief Executive Officer of Fleet Bank, also a banking subsidiary of Fleet Financial Group, Inc. from 1993 until its merger into Fleet National Bank in 1997. He is Chairman and President of The John R. Oishei Foundation, a Trustee of the Trooper Foundation of New York State, a member of the New York State Banking Board, New York State Office of Science, Technology & Academic Research Advisory Council, and a Director of the New York ISO Utilities Board, Adelphia Communications Corporation, Bush Industries, Inc., Rand Capital Corporation, Statewide Zone Capital Corporation, Allegany Co-op Insurance Company and USA Niagara Development Corp. Age 60.

JAMES L. FERRIS has been a Director of the Company since February, 2001. Since 1996, he has served as President and Chief Executive Officer of the Institute of Paper Science and Technology, located in Atlanta, Georgia. Prior to joining the Institute, he was a long-time employee of Weyerhaeuser Company, most recently serving as Vice President of Pulp, Paper and Packaging Research from 1988 until 1995. He is a member of the American Forest and Paper Association Chief Technology Officers Committee. Age 58.

JOHN C. STANDISH has been a Director of the Company since February, 2001. He has also served as a Director of the J. S. Standish Company since 1988. He has served as Director, PAC Pressing and Process Technology for the Company since 2000. He previously served as Manager of the Company's forming and engineered fabrics manufacturing facility in Portland, Tennessee from 1998 to 2000, Production Manager of Albany International B.V. in Europe from 1994 to 1998, a Department Manager for the Press Fabrics Division from 1991 to 1994 and Design Engineer for Albany International Canada from 1986 to 1991. He is a member of the Executive Board of the Twin Rivers Council of the Boy Scouts of America. He is the brother of Christine L. Standish and the son of J. Spencer Standish. Age 38.

Share Ownership

        As of the close of business on March 11, 2002, shares of capital stock of the Company were beneficially owned by each of the directors, the named officers and all directors and officers as a group, as follows:

	Shares of Class A Common Stock Beneficially Owned(a)		Percent of Outstanding Class A Common Stock	Shares of Class B Common Stock Beneficially Owned		Percent of Outstanding Class B Common Stock
Frank R. Schmeler	309,218	(b)	1.17%	—		—
Thomas R. Beecher, Jr.	856,873	(c)	3.18%	645,625	(d)	11.25%
Charles B. Buchanan	19,392	(e)	(f)	—		—
Francis L. McKone	403,395	(g)	1.53%	1,050	(h)	(f)
G. Allan Stenshamn	7,113		(f)	—		—
Barbara P. Wright	49,329	(i)	(f)	—		—
Joseph G. Morone	2,911		(f)	—		—
Christine L. Standish	368,499	(j)	1.39%	153,022	(k)	2.67%
Erland E. Kailbourne	1,576		(f)	—		—
James L. Ferris	476		(f)	—		—
John C. Standish	372,812	(l)	1.41%	153,022	(m)	2.67%
Edward Walther	103,200	(n)	(f)	—		—
Michael C. Nahl	353,352	(o)	1.34%	1,050		(f)
William M. McCarthy	51,765	(p)	(f)	—		—
Michel J. Bacon	76,420	(q)	(f)	—		—
All officers and directors as a group (25 persons)	2,457,743		8.98%	651,237		11.35%

(a)
Since shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, they are reflected in the above table both as Class B shares beneficially owned and as Class A shares beneficially owned.

(b)
Includes (i) 36,718 shares owned outright and (ii) 272,500 shares issuable upon exercise of options exercisable currently or within 60 days. Does not include 100 shares held as custodian for his granddaughter, as to which shares he disclaims beneficial ownership.

(c)
Includes (i) 9,537 shares owned outright, (ii) 1,711 shares owned by the Messer Foundation, an entity over the assets of which Mr. Beecher shares voting and dispositive power, (iii) 645,625 shares issuable upon conversion of an equal number of shares of Class B Common Stock and (iv) 200,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Mr. Beecher is trustee and as to which he shares voting and investment power. The nature of Mr. Beecher's ownership of Class B shares is described in note (d) below. Does not include 104 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

(d)
Includes (i) 247,154 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 247,153 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes 151,318 shares held by the Standish Delta Trust. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

(e)
Includes (i) 16,092 shares owned outright, and (ii) 3,300 shares issuable upon exercise of options exercisable currently or within 60 days. Does not include 500 shares owned outright by his spouse, as to which shares he disclaims beneficial ownership.

(f)
Ownership is less than 1%.

(g)
Includes (i) 51,845 shares owned outright, (ii) 350,500 shares issuable upon exercise of options exercisable currently or within 60 days and (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock.

(h)
Includes 1,050 shares owned outright. Does not include 3,368,013 shares held by J. S. Standish Company, of which he was a director until February 12, 2001.

(i)
Includes 49,329 shares owned outright or as community property with her spouse. Does not include 790,381 shares held in various trusts of which she is a beneficiary but in regard to which she has no voting or investment power.

(j)
Includes (i) 1,925 shares owned outright, (ii) 153,022 shares issuable upon conversion of an equal number of shares of Class B Common Stock, (iii) 1,552 shares held by Ms. Standish or her husband, an employee of the Company, in their respective accounts in the Company's 401(k) retirement savings and employee stock ownership plans, (iv) 200,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Ms. Standish is a beneficiary and as to which she shares voting and investment power, and (v) 12,000 shares issuable upon exercise of options currently exercisable. The nature of Ms. Standish's beneficial ownership of the Class B shares is described in note (k) below.

(k)
Includes (i) 1,704 shares owned outright and (ii) 151,318 shares owned by the Standish Delta Trust. Does not include (i) 247,153 shares held by a trust for her sole benefit, as to which she has no voting or investing power, (ii) 3,368,013 shares held by J. S. Standish Company, of which she is a director, (iii) 10,700 shares held by the Christine L. Standish Gift Trust, a trust for the benefit of her descendants as to which she has no voting or investment power, or (iv) 120,000 shares held by The Christine L. Standish Delta Trust, a trust for the benefit of her descendants as to which she has no voting or investment power.

(l)
Includes (i) 153,022 shares issuable upon conversion of an equal number of shares of Class B Common Stock, (ii) 2,550 shares held by Mr. Standish in his account in the Company's 401(k) retirement savings and employee stock ownership plans, (iii) 200,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Mr. Standish is a beneficiary and as to which he shares voting and investment power and (iv) 17,240 shares issuable upon exercise of options currently exercisable. The nature of Mr. Standish's beneficial ownership of the Class B shares is described in note (m) below. Does not include 11 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

(m)
Includes (i) 1,704 shares owned outright and (ii) 151,318 shares owned by the Standish Delta Trust. Does not include (i) 247,154 shares held by a trust for his sole benefit, as to which he has no voting or investment power, (ii) 3,368,013 shares held by J. S. Standish Company, of which he is a director, (iii) 10,700 shares held by the John C. Standish Gift Trust, a trust for the benefit of his descendants as to which he has no voting or investment power, or (iv) 120,000 shares held by the John C. Standish Delta Trust, a trust for the benefit of his descendants as to which he has no voting or investment power.

(n)
Issuable upon exercise of options exercisable currently or within 60 days.

(o)
Includes (i) 2,302 shares owned outright, (ii) 350,000 shares issuable upon exercise of options exercisable currently or within 60 days and (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock.

(p)
Includes (i) 2,265 shares held in the Company's employee stock ownership plan and (ii) 49,500 shares issuable upon exercise of options exercisable currently or within 60 days.

(q)
Includes (i) 4,202 shares owned outright, (ii) 218 shares held in the Company's employee stock ownership plan and (iii) 72,000 shares issuable upon exercise of options exercisable currently or within 60 days.

        Each of the individuals named in the preceding table has sole voting and investment power over shares listed as beneficially owned, except as indicated.

        The following persons have informed the Company that they were the "beneficial owners" (as defined by Rule 13d-3 of the Securities Exchange Act of 1934) of more than five percent of the Company's outstanding shares of Class A Common Stock as of December 31, 2001:

Name(s)(a)	Shares of Company's Class A Common Stock Beneficially Owned		Percent of Outstanding Class A Common Stock
J. Spencer Standish	5,099,707	(b)	16.66%
FMR Corp.	3,803,110	(c)	14.91%
J. S. Standish Company(d)	3,368,013	(e)	11.66%
Vanguard Fiduciary Trust Company	1,931,948	(f)	7.57%
Bruce B. Purdy	1,718,456	(g)	6.74%

(a)
Addresses of the beneficial owners listed in the above table are as follows: J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02104; Vanguard Fiduciary Trust Company, 500 Admiral Nelson Blvd, Malvern, Pennsylvania 19355; and Bruce B. Purdy, P.O. Box 7818, Incline Village, Nevada 89452.

(b)
Includes (i) 16,000 shares issuable upon exercise of options and (ii) 5,083,707 shares issuable upon conversion of an equal number of shares of Class B Common Stock. 1,715,694 shares of Class B Common Stock are held by trusts as to which he has sole voting and investment power; the remaining 3,368,013 shares are held by J. S. Standish Company. See note (e) below. Does not include (w) 17,181 shares of Class A Common Stock beneficially owned by his daughter, Christine L. Standish, a director of the Company, (x) 21,494 shares of Class A Common Stock beneficially owned by his son, John C. Standish, a director of the Company, (y) 200,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust as to which he has no voting or investment power, or (z) 151,318 shares issuable upon conversion of an equal number of shares of Class B Common Stock held by the Standish Delta Trust. Mr. Standish disclaims beneficial ownership of such shares.

(c)
Represents shares beneficially owned by subsidiaries of FMR Corp., including Fidelity Management & Research Company and FMR Co., Inc. Such subsidiaries are investment advisers to investment companies or investment managers of client accounts. FMR Corp. and/or one or more of such subsidiaries has sole power to vote or direct the vote of 634,800 such shares, and sole power to dispose or direct the disposition of all of such shares.

(d)
J. S. Standish Company is a corporation as to which J. Spencer Standish holds the power to elect all of the directors. Current directors of J. S. Standish Company include J. Spencer Standish, John C. Standish (son of J. Spencer Standish), Christine L. Standish (daughter of J. Spencer Standish) and Thomas R. Beecher, Jr. (a director of the Company).

(e)
Includes 3,368,013 shares issuable on conversion of an equal number of shares of Class B Common Stock.

(f)
Vanguard Fiduciary Trust Company is trustee of certain employee benefit plans holding shares of Class A Common Stock for the benefit of the Company's employees. The trustee votes or tenders such shares only as directed by employee plan participants.

(g)
Includes (i) 1,407,003 shares held by trusts as to which Mr. Purdy shares voting and investment power, and (ii) 131,453 shares held by trusts as to which his wife shares voting and investment power as co-trustee (Mr. Purdy disclaims beneficial ownership of such shares). Also includes 180,000 shares transferred to Meadowbrook Equity Fund III LLC in exchange for Fund interests. A trust as to which Mr. Purdy shares voting and investment power has the right to reacquire such shares. (Mr. Purdy disclaims beneficial ownership of such shares.)

        The following persons have informed the Company that they are the beneficial owners of more than five percent of the Company's outstanding shares of Class B Common Stock as of March 11, 2002:

Name(s)(a)	Shares of Company's Class B Common Stock Beneficially Owned		Percent of Outstanding Class B Common Stock
J. Spencer Standish	5,083,707	(b)	88.62%
J. S. Standish Company(c)	3,368,013		58.71%
Thomas R. Beecher, Jr.	645,625	(d)	11.25%

(a)
Addresses of the beneficial owners listed in the above table are as follows: J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; Thomas R. Beecher, Jr., c/o Ballynoe LLC, 200 Theater Place, Buffalo, New York 14202.

(b)
Includes (i) 3,368,013 shares held by J. S. Standish Company, a corporation of which he is a director and as to which he holds the power to elect all of the directors and (ii) 1,715,694 shares held by trusts as to which he has sole voting and investment power. Does not include 1,704 shares of Class B Common Stock owned outright by his son, John C. Standish, or 1,704 shares of Class B Common Stock owned outright by his daughter, Christine L. Standish, as to which shares J. Spencer Standish disclaims beneficial ownership.

(c)
See note (d) on page 8 of this proxy statement.

(d)
Includes (i) 247,154 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 247,153 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes 151,318 shares held by the Standish Delta Trust, of which he is trustee with shared voting and investment power. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

Voting Power of Mr. Standish

        J. Spencer Standish, related persons (including Christine L. Standish and John C. Standish, directors of the Company) and Thomas R. Beecher, Jr., as sole trustee of trusts for the benefit of descendants of J. Spencer Standish, now hold in the aggregate shares entitling them to cast approximately 68.7% of the combined votes entitled to be cast by all stockholders of the Company. Accordingly, if J. Spencer Standish, related persons and Thomas R. Beecher, Jr., as such trustee, cast votes as expected, election of the director nominees listed above and election of PricewaterhouseCoopers LLP as the Company's auditors will be assured.

Executive Compensation

Summary Compensation Table

        The following table sets forth information regarding compensation of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (together hereinafter referred to as "the Named Officers"), based on salary and bonuses earned during 2001.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)	Restricted Stock Awards	Stock Options	All Other Compensation
Frank R. Schmeler Chairman of the Board and Chief Executive Officer	2001 2000 1999	$581,485 451,487 402,737	$434,300 221,600 177,800	— — —	— — —	40,000 25,000 32,500	$70,311 37,009 26,883	(3) (3) (3)
Edward Walther Group Vice President	2001 2000 1999	$389,743 356,619 345,369	$220,600 128,800 147,500	— — —	— — —	20,000 16,000 25,000	$59,750 29,738 19,350	(3) (3) (3)
Michael C. Nahl Senior Vice President and Chief Financial Officer	2001 2000 1999	$364,710 351,948 341,502	$218,400 121,100 120,400	— — —	— — —	— — —	$108,434 66,551 56,495	(3) (3) (3)
William M. McCarthy Group Vice President	2001 2000 1999	$311,485 271,525 247,402	$199,600 109,500 108,200	— — —	— — —	20,000 10,000 15,000	$31,932 33,168 27,643	(4) (4) (4)
Michel J. Bacon Group Vice President	2001 2000 1999	$299,777 259,237 248,862	$195,500 109,966 97,686	— — —	— — —	20,000 10,000 15,000	$34,429 13,625 9,458	(5) (3) (3)

(1)
Reflects bonus earned during the fiscal year which was paid during the next fiscal year.

(2)
While the Named Officers enjoy certain perquisites, such perquisites did not exceed the lesser of $50,000 or 10% of the salary and bonus of any of the Named Officers.

(3)
Above-market earnings credited, but not paid or payable, to the Named Officer during the fiscal year with respect to deferred compensation.

(4)
Includes (a) above-market earnings of $18,057 in 2001, $8,168 in 2000 and $4,718 in 1999 credited, but not paid or payable, to Mr. McCarthy during such year with respect to deferred compensation and (b) international assignment premiums of $13,875 in 2001, $25,000 in 2000 and $22,925 in 1999.

(5)
Includes (a) above-market earnings of $23,512 credited, but not paid or payable, to Mr. Bacon during 2001 with respect to deferred compensation and (b) an international assignment premium of $10,917 for such year.

Option/SAR Grants in Last Fiscal Year

	Individual Grants(1)
Name	Number of Securities Underlying Options/ SARS Granted		% of Total Options/SARS Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date(2)	Grant Date Present Value $(3)
Frank R. Schmeler	40,000	(4)	9.2%	$20.45	11/6/21	391,740
Edward Walther	20,000	(4)	4.6%	20.45	11/6/21	224,500
Michael C. Nahl	—		—	—	—	—
William M. McCarthy	20,000	(4)	4.6%	20.45	11/6/21	233,960
Michel J. Bacon	20,000	(4)	4.6%	20.45	11/6/21	233,960

(1)
None of the grants referred to in the table included stock appreciation rights. The exercise price for each option is the fair market value of a share of Class A Common Stock on the date of grant. Each option is transferable by the Optionee to any descendant of the Optionee or any trust primarily for the benefit of one or more such descendants.

(2)
The Stock Option Committee may, at any time, accelerate the expiration date to a date not less than ten years from the date of the grant.

(3)
Calculated using the Black-Scholes method which includes the following assumptions: expected volatility factor of 27.6% based upon 1989-2001 weekly common stock price variation of high, low and closing prices; risk-free (zero-coupon U.S. Treasury Bond) interest rates ranging from 5.7% to 5.9% based on expected remaining life of the options; and a dividend yield of 1.0% at the date of grant for each option. No adjustments were made for certain factors that are generally recognized to reduce the value of option contracts: i.e., that the option grants have limited transferability; that the options step-vest and are, therefore, not exercisable for a number of years; and that there is a risk of forfeiture of the non-vested portion of each option if employment is terminated.

(4)
The option becomes exercisable as to 20% of the shares on each of the first five anniversaries of the date of grant but only if the optionee is then employed by the Company or a subsidiary. In the event of termination of the optionee's employment, the option terminates as to all shares as to which it is not then exercisable, except that, in the case of voluntary termination after age 62, death, disability or involuntary termination, the option becomes exercisable, immediately prior to such termination, as to one-half of the shares as to which it is not then exercisable.

Option/SAR Exercises During 2001 And Year-End Values

        No stock options or stock appreciation rights were exercised by any of the Named Officers during 2001. The following table sets forth information with respect to stock options held by the Named Officers at December 31, 2001. No stock appreciation rights were held by the Named Officers at that date.

	Number of Securities Underlying Unexercised Options at December 31, 2001
			Value of Unexercised in-the-Money Options at December 31, 2001 ($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank R. Schmeler	267,500	97,500	$1,015,188	$429,969
Edward Walther	98,200	62,800	169,640	290,748
Michael C. Nahl	345,000	255,000	1,656,500	9,750
William M. McCarthy	46,500	46,000	152,175	188,013
Michel J. Bacon	69,000	46,000	197,300	188,013

(1)
Represents the difference between the closing price of the Company's Class A Common Stock on December 31, 2001 ($21.70 per share) and the exercise price of the options.

Pension Plan Table

        The following table shows, as of December 31, 2001, the maximum amounts payable (on a straight life annuity basis) at age 65 under the Company's Pension Plus Plan. The amounts shown are without regard to the impact of the limits on credited earnings prescribed by Section 401 of the Internal Revenue Code and on annual benefits prescribed by Section 415 of the Internal Revenue Code, in each case as described in the Pension Plus Plan.

	Maximum Annual Benefits Upon Retirement with Years of Service Indicated
Credited Earnings(1)
	15 Years	20 Years	25 Years	30 Years	35 Years
	(rounded to nearest $500)
$125,000	$25,500	$34,000	$43,000	$51,500	$53,000
150,000	31,500	41,500	52,000	62,500	64,500
175,000	37,000	49,000	61,500	74,000	76,000
200,000	42,500	56,500	71,000	85,000	87,500
225,000	48,000	64,000	80,500	96,500	99,000
250,000	54,000	71,500	89,500	107,500	110,500
300,000	65,000	86,500	108,500	130,000	134,000
400,000	87,500	116,500	146,000	175,000	180,000
450,000	99,000	131,500	164,500	197,500	203,000
500,000	110,000	146,500	183,500	220,000	226,500

(1)
The Company's Pension Plus Plan, applicable to all salaried and most hourly employees in the United States who began employment on or before October 1, 1998, provides generally that an employee who retires at his or her normal retirement age (age 65) will receive a maximum annual pension equal to (a) 1% of his or her average annual base compensation for the three most highly compensated consecutive calendar years in his or her last ten years of employment times his or her years of service (up to 30) plus (b) .5% of the amount by which such average annual base compensation exceeds a Social Security offset ($33,100 in 2001, increasing thereafter in proportion to the increase in the Social Security Taxable Wage Base) times his or her years of service (up to 30) plus (c) .25% of such average annual base compensation times his or her years of service in excess of 30. Effective April 1, 1994, the aggregate benefit payable pursuant to clauses (a) and (b) above was reduced to 1% of such average annual compensation for years of service (up to 30) earned after March 31, 1994. Effective January 1, 1999, this benefit was reduced further to .75% of such average annual compensation for years of service (up to 30) earned after December 31, 1998. The numbers in the above table do not reflect these reductions.

        In the case of the Named Officers, base compensation for purposes of the Pension Plan is the amount shown as "Salary" in the Summary Compensation Table. The number of credited years of service under the Plan for each of the Named Officers are as follows: 38 years for Frank R. Schmeler; 7 years for Edward Walther; 21 years for Michael C. Nahl; 24 years for William M. McCarthy; and 24 years for Michel J. Bacon.

        Section 415 of the Internal Revenue Code places certain limitations on pensions that may be paid under federal income tax qualified plans. Section 401 of the Code also limits the amount of annual compensation that may be used to calculate annual benefits under such plans. The Company has adopted an unfunded supplemental employee retirement plan pursuant to which the Company will replace any Pension Plus Plan benefits (calculated as described in Note 1 to the preceding table) which a participant is prevented from receiving by reason of these limitations. All employees, including executive officers, to whom such limitations become applicable are eligible to receive benefits under the unfunded supplemental employee retirement plan.

Compensation and Stock Option Committee Report on Executive Compensation

        Decisions with respect to compensation of executive officers and the grant of stock options were made for 2001 by the Compensation and Stock Option Committee of the Board of Directors. Thomas R. Beecher, Jr., G. Allan Stenshamn, Barbara P. Wright and Christine L. Standish were members of the Committee throughout 2001. Francis L. McKone and Erland E. Kailbourne became members of the Committee in May 2001. None of the members of the Committee was an employee during such membership.

        The Compensation and Stock Option Committee ("the Committee") has provided the following report:

Compensation of the Executive Officers

        The Committee seeks to compensate the executive officers of the Company, including the Chief Executive Officer, at levels, and in a manner, which will

  (a)
  enable the Company to attract and retain talented, well qualified, experienced and highly-motivated individuals whose performance will substantially enhance the Company's performance; and

  (b)
  closely align the interests of each executive officer with the interests of the Company's stockholders.

        These objectives are pursued through a base salary, annual cash bonuses and stock options.

        Total cash compensation of each executive officer—base salary plus annual cash bonus—is intended to be competitive with companies with which the Company competes for executive talent. The Committee believes that such competitors are not limited to companies in the same industry and that comparisons should be made to the compensation practices of a cross-section of U.S. industrial companies with comparable sales volumes and international complexity. The Company retains the services of professional compensation consultants to compare the compensation of its executive officers with such a cross-section. The consultants carry out such a comparison annually in the case of the Company's senior executive officers and periodically (most recently, in connection with increases granted in 2001) with respect to all executive officers. In addition, the Committee reviews such published surveys and other materials regarding compensation as are provided from time to time by the Company's Human Resources department.

        In general, the Committee sought to achieve total cash compensation for 2001 for each executive officer, including the Chief Executive Officer, which would place it at the median of compensation paid by U.S. industrial companies with comparable sales volumes and international complexity to executives with comparable talents, qualifications, experience and responsibilities. Where positions of a comparable nature could not be identified in comparable companies, total cash compensation was established by reference to other positions within the Company for which comparisons could be identified. The Committee also made such adjustments as it deemed appropriate to reflect the past and anticipated performance of the individual executive officer, to take into account various subjective criteria such as leadership ability, dedication and initiative, and to achieve internal equity in compensation.

        Base salaries of executive officers—including each of the Named Officers—are established as a percentage of targeted total cash compensation for each officer, the percentage ranging from 66 2/3% in the case of the Chief Executive Officer to approximately 77% in the case of other executive officers. Base salaries are not based on corporate or business unit performance. Annual cash bonuses, on the other hand, are focused on corporate and business unit performance factors identified by the Committee and on the performance of the individual executive officer in the relevant fiscal year. A cash bonus sufficient to bring total cash compensation to the targeted level is paid only if the Committee determines that performance levels which it considers appropriate for the particular fiscal year have been achieved. Lesser bonuses will be paid if such performance levels are not achieved and larger bonuses, not exceeding 100% of base salary, will be paid if performance exceeds such levels.

        Salaries of executive officers are customarily adjusted in April of each year. In April 2001 the salaries of all executive officers were increased by an average of approximately 5.0% (excluding increases granted in recognition of a substantial change in responsibilities) to reflect the reported rate of increases by comparable companies. Increases actually granted to executive officers for this purpose ranged from 4.0% to 5.0%.

        Early in 2001 the Committee determined that cash bonuses for executive officers for the year would be based, as in 2000, on Company performance with respect to operating income, share of market and management of inventories and accounts receivable. The Committee further indicated that it would exercise its discretion, after the close of the fiscal year, in determining to what extent cash bonuses had been earned and reserved the right to take individual performance factors into account and to employ both objective and subjective criteria.

        Following the close of 2001, the Committee reviewed Company performance with respect to the three factors it had identified. The Committee determined that, as a general matter, bonuses for executive officers for 2001 should be approximately at 99% of their target levels, with variations made on the basis of individual performance.

        The Company has two stock option plans, the 1992 Stock Option Plan and the 1998 Stock Option Plan. No stock appreciation rights may be granted under the plans and stock options granted may not be treated as Incentive Stock Options under the Internal Revenue Code. Options granted under the plans are intended as an incentive to officers and other key employees of the Company to encourage them to remain in the employ of the Company by affording them a greater interest in its success. The Committee determines when options become exercisable. Normally, 20% of each grant becomes exercisable each year but only if the optionee is an employee at the time. The exercise price of each option is the market price of the Company's shares on the date of the grant.

        The size of the individual stock options granted during 2001 was determined entirely by the discretion of the Committee. The principal factors influencing the size of individual grants in 2001 were position responsibility, compensation level and internal equity. The Committee also considered matters which pertained to the particular individual and which were relevant to the plans' purpose of encouraging continued employment, including the performance of the individual, the number of options already held by the individual and the extent to which such options had not yet become exercisable. In determining the size of individual grants, the Committee does not consider measures of corporate performance.

        At the present time the Committee does not anticipate that Section 162(m) of the Internal Revenue Code will in the ordinary course prevent the Company from deducting executive officer compensation as an expense on its corporate income tax returns. As a result, the Committee has not had to decide whether to qualify, or not to qualify, any particular form of compensation under that section of the Code.

Compensation of Chief Executive Officer

        Frank R. Schmeler became Chief Executive Officer of the Company on October 1, 2000. The target total cash compensation for Mr. Schmeler for 2001, like that of all executive officers of the Company, was set at a level believed by the Committee to be reasonably competitive with compensation paid by comparable U.S. industrial companies to executives with comparable talents, qualifications, experience and responsibilities. The Committee also took into account Mr. Schmeler's many years of outstanding service to the Company.

        In April 2001, Mr. Schmeler received a 12.75% salary increase, reflecting the Committee's favorable evaluation of Mr. Schmeler's overall performance as Chief Executive Officer. In February 2002, the Committee granted Mr. Schmeler a bonus of approximately 153% of target with respect to 2001 in recognition of his leadership in carrying out a major restructuring and cost reduction program, producing a strong cash flow, effecting substantial debt reduction and building and motivating an effective management team. In November 2001, the Committee granted an option to Mr. Schmeler for 40,000 shares to reflect the importance to the Company of retaining Mr. Schmeler's services and the fact that the options then held by him were exercisable as to all but 69,000 shares.

Compensation and Stock Option Committee
Thomas R. Beecher, Jr., Chairman Francis L. McKone G. Allan Stenshamn Barbara P. Wright Christine L. Standish Erland E. Kailbourne

Compensation and Stock Option Committee Interlocks and Insider Participation

        The Compensation and Stock Option Committee is composed of Directors Beecher, McKone, Stenshamn, Wright, C. L. Standish and Kailbourne. Mr. Stenshamn is Chairman of the Board and director of five Swedish subsidiaries of the Company: Albany International AB; Nordiskafilt AB; Nordiska Maskinfilt AB; DEWA Consulting AB; and Albany Door Systems AB. Mr. Beecher, C. L. Standish and J. C. Standish are members of the Board of Directors of J. S. Standish Company ("JSSC"). Mr. McKone served as the Company's Chairman of the Board until May, 2001. Mr. McKone was a member of the Board of Directors of JSSC until February, 2001. Mr. Beecher is also an officer of JSSC (Secretary). The Board of Directors of JSSC serves the functions of a compensation committee. The aggregate amount received with respect to all services rendered to JSSC during 2001 was $700 in the case of each of Ms. Standish and Mr. Standish and $1,000 in the case of Mr. Beecher. Mr. McKone received no remuneration from JSSC during 2001. (See "Certain Business Relationships and Related Transactions" on page 18 for a description of remuneration paid by the Company to Ms. Standish's husband, an employee of the Company.)

Stock Performance Graph

        The following graph compares cumulative total return of the Company's Class A Common Stock during the five years ended December 31, 2001 with the cumulative total return on the S&P 500 Index and a selected peer group.

Albany International Corp.
Five Year Cumulative Total Return

        The peer group consists of companies in related industries with comparable sales volumes. Companies included are: The Dixie Group, Inc., Guilford Mills, Inc., Nashua Corporation, and Pope & Talbot, Inc. There are no comparable domestic paper machine clothing manufacturers with publicly reported financial statements.

        The comparison assumes $100 was invested on December 31, 1996 in the Company's Class A Common Stock, the S&P 500 Index and the peer group and assumes reinvestment of dividends.

Directors' Fees

        Directors who are not employees of the Company receive an annual retainer in the amount of $40,000. One-fourth of the annual retainer is received in the form of shares of Class A Common Stock of the Company, the number of shares being determined on the basis of the closing price of such shares on the day of the Annual Meeting. Non-employee directors receive $1,000 for each Board or Committee meeting attended (up to a maximum of $2,000 per day), $500 for participation in a meeting that is designated as a telephone meeting and $1,000 for each day spent on Company business at the request of the Chairman of the Board. Chairmen of a Committee receive an annual fee of $2,500. A Director may defer all or any part of the cash fees. Each Director elected prior to August 9, 2000 whose service as a Director terminates after such Director attains age 65 and who is not eligible to receive a pension under any Company retirement program is entitled to receive an annual pension in the amount of $20,000, payable in equal quarterly installments during his or her lifetime for a number of years equal to the number of full years of service by such person as a Director prior to May 31, 2001.

        Mr. Stenshamn received, in addition to fees received by him for his services as a Director of the Company, total fees of approximately $2,500 for his services during 2001 as a Director of subsidiaries of the Company.

Committees

        Among the committees of the Board of Directors are a Compensation and Stock Option Committee and an Audit Committee.

        The Compensation and Stock Option Committee met six times in 2001. The current members of the Committee are Directors Beecher, McKone, Stenshamn, Wright, C. L. Standish and Kailbourne. The Committee determines the compensation of the executive officers of the Company, establishes compensation policy for management generally, decides upon the grant of options under, and administers, the Company's stock option plans and makes recommendations to the Board of Directors as to possible changes in certain employee benefits. The Committee also makes recommendations to the Board of Directors as to the election of officers and Directors. Recommendations of persons for nomination as Directors may be sent to the attention of the Company's Secretary.

        The Audit Committee met three times in 2001. Erland E. Kailbourne, G. Allan Stenshamn, Barbara P. Wright and Joseph G. Morone were members of the Committee throughout 2001. James L. Ferris joined the Committee in May, 2001. All of the members of the Audit Committee are "independent", as such term is defined in the listing standards of the New York Stock Exchange. As provided in its Charter, the Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities regarding the Company's accounting and financial reporting practices and internal controls with respect to accounting, finance, legal compliance and ethics and provides a means of open communication among the independent auditors, management, the Company's internal auditor and the Board of Directors.

Audit Committee Report

        The Audit Committee has provided the following report:

        The Audit Committee has reviewed and discussed with management the audited financial statements for 2001.

        The Audit Committee has discussed with the independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as modified and supplemented.

        The Audit Committee has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, has discussed with PWC its independence and has considered whether the provision by PWC of the services referred to below under "Election of Auditors, All Other Fees" is compatible with maintaining the independence of PWC.

        Based on the foregoing review, discussions, disclosure and letter, the Audit Committee recommended to the Board of Directors that the audited statements for 2001 be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission.

        The financial reporting process of the Company, including the system of internal controls and the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, is the responsibility of the Company's management. The Company's independent auditors (PWC) are responsible for auditing the financial statements. The Audit Committee monitors and reviews these processes. The members of the Audit Committee are not employees of the Company and do not represent themselves as experts in the fields of accounting or auditing. The Committee's Charter provides that the Committee is entitled to rely, and the Committee does rely, on advice, information and representations that it receives from the independent auditors, the Company's internal auditor and management of the Company. Accordingly, the review, discussions and communications conducted by the Audit Committee do not assure that the financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the Company's independent auditors are, in fact, "independent".

Audit Committee
Erland E. Kailbourne, Chairman G. Allan Stenshamn Barbara P. Wright Joseph G. Morone James L. Ferris

Certain Business Relationships and Related Transactions

        Christine L. Standish and John C. Standish are directors of the Company. Christopher Wilk, Ms. Standish's husband, and John C. Standish served as employees of the Company during 2001. In consideration of these services, the Company paid salary and other compensation of $78,550 to Mr. Wilk. John C. Standish was paid salary and other compensation of $113,250. The Company also granted 2,000 stock options to John C. Standish. As employees, each of these individuals also received benefits under the Company's profit sharing, insurance, disability and other employee benefit plans in accordance with the terms of such plans.

Chairman Emeritus

        As Chairman Emeritus of the Board of Directors, J. Spencer Standish is invited to all meetings of the Board of Directors and Committees of the Board and normally attends such meetings. He is provided with office space and secretarial services at the Company's headquarters and visits other Company facilities in the United States and abroad from time to time. Other than his pension under the Company's retirement plans, and reimbursement of expenses, Mr. Standish receives no fees or other compensation for these activities. Mr. Standish was reimbursed a total of $12,098 for expenses incurred during 2001 in connection with such visits and his attendance at meetings. In addition, the Company paid fees of $11,850 for financial consulting services rendered to Mr. Standish in 2001. Mr. Standish receives no other fees or compensation for his activities with respect to the Company.

Attendance

        The Board of Directors of the Company met four times during 2001. Each Director attended 75% or more of the aggregate of the number of meetings of the Board and of the committees of the Board on which he or she served.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and officers, and any persons holding more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission reports disclosing their initial ownership of the Company's equity securities, as well as subsequent reports disclosing changes in such ownership. To the Company's knowledge, based solely on a review of such reports furnished to it and written representations by certain reporting persons that no other reports were required, during the year ended December 31, 2001, all persons who were subject to the reporting requirements of Section 16(a) complied with such requirements.

ELECTION OF AUDITORS

        The Board of Directors proposes and recommends the election, at the Annual Meeting, of the firm of PricewaterhouseCoopers LLP ("PWC") as the Company's auditors for the year 2002. Including its predecessor Coopers & Lybrand, PWC has served as the Company's auditors since 1959. A representative of PWC will be present at the meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions. As stated above in the Audit Committee Report, the Audit Committee has received the written disclosures and letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, has discussed with PWC its independence and has considered whether the provision of the services covered by the fees referred to below under "All Other Fees" is compatible with maintaining the independence of PWC.

Audit Fees

        The aggregate amount of the fees incurred for PWC's audit of the Company's annual financial statements for 2001 and for the reviews by PWC of the financial statements included in the Company's quarterly reports to the Securities and Exchange Commission on Form 10-Q during 2001 was $1,154,600, of which $303,000 had been billed at December 31, 2001.

Financial Information Systems Design and Implementation Fees

        No professional services were rendered to the Company by PWC during 2001 in connection with the design or implementation of financial information systems.

All Other Fees

        The aggregate amount of the fees incurred for services rendered by PWC during 2001, other than for the audit of the Company's annual financial statements for 2001 and the reviews by PWC of the financial statements included in the Company's Forms 10-Q during 2001, was $929,000, all of which had been billed at December 31, 2001.

STOCKHOLDER PROPOSALS

        Proposals of stockholders that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at P.O. Box 1907, Albany, New York, 12201-1907 not later than November 29, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy. In addition, to be so included, a proposal must otherwise comply with all applicable proxy rules of the Securities and Exchange Commission.

        In addition, management proxies for the 2003 Annual Meeting may confer discretionary authority to vote on a stockholder proposal that is not included in the Company's proxy statement and form of proxy if the Company does not receive notice of such proposal by February 12, 2003 or if such proposal has been properly excluded from such proxy statement and form of proxy.

        The Company's by-laws provide that proposals of stockholders, including nominations of persons for election to the Board of Directors of the Company, shall not be presented, considered or voted upon at an annual meeting of stockholders, or at any adjournment thereof, unless (i) notice of the proposal has been received by mail directed to the Secretary of the Company at the address set forth in the Notice of Meeting not less than 100 days nor more than 180 days prior to the anniversary date of the last preceding annual meeting of stockholders and (ii) the stockholder giving such notice is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting. Each such notice shall set forth (i) the proposal desired to be brought before the annual meeting and the reasons for presenting such proposal at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder making such proposal, (iii) the number and class of shares owned beneficially or of record by such stockholder, (iv) any material interest of such stockholder in the proposal and (v) such other information with respect to the proposal and such stockholder as is required to be disclosed in solicitation of proxies to vote upon such proposal, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("the Proxy Rules"). In the case of proposed nominations of persons for election to the Board of Directors, each such notice shall also (i) set forth such information with respect to such nominees and the stockholder proposing the nominations as is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to the Proxy Rules and (ii) be accompanied by the written consent of each proposed nominee to being named in the Company's proxy statement as a nominee and to serving as a director if elected and by written confirmation by each such nominee of the information relating to such nominee contained in the notice.

OTHER MATTERS

        The Board knows of no other matters to be presented for consideration at the Annual Meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will vote such proxy thereon in accordance with their best judgment.

        The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation of proxies by use of the mails, regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone.

Thomas H. Hagoort Secretary

March 28, 2002

Proxy—Albany International Corp.

Proxy solicited on Behalf of the Board of Directors
for Annual Meeting of Stockholders to be held May 9, 2002

The undersigned hereby constitutes and appoints Frank R. Schmeler, Thomas R. Beecher, Jr. and Charles B. Buchanan, and each of them, the true and lawful agents and proxies of the undersigned, with full power of substitution in each, to vote as indicated herein, all of the shares of Common Stock which the undersigned would be entitled to vote if present in person, at the Annual Meeting of Stockholders of ALBANY INTERNATIONAL CORP. to be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush, New York on Thursday, May 9, 2002 at 10:00 a.m. local time, and any adjournment or adjournments thereof, on matters coming before said meeting.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein.
 If no direction is made, the shares will be voted FOR proposals A and B.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued and to be signed on reverse side)

Albany International Corp.	000000 0000000000 0 0000
000000000.000 ext 000000000.000 ext
000000000.000 ext
[BARCODE]	000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2
ADD 3	Holder Account Number
ADD 4 ADD 5	C 1234567890 JNT
ADD 6	[BARCODE]
Use a black pen. Print in CAPITAL letters inside the grey areas as shown in this example.	A B C	1 2 3	☒
Annual Meeting Proxy Card

Proposals of the Board of Directors

A    Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01-Frank R. Schmeler	☐	☐	05-G. Allan Stenshamn	☐	☐	09-Erland E. Kailbourne	☐	☐
02-Thomas R. Beecher, Jr.	☐	☐	06-Barbara P. Wright	☐	☐	10-James L. Ferris	☐	☐
03-Charles B. Buchanan	☐	☐	07-Joseph G. Morone	☐	☐	11-John C. Standish	☐	☐
04-Francis L. McKone	☐	☐	08-Christine L. Standish	☐	☐

B    Issues

	For	Against	Abstain
Approval of PricewaterhouseCoopers LLP as auditors.	☐	☐	☐

Other Matters

In their discretion upon other matters that may properly come before this meeting.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature 1	Signature 2	Date (dd/mm/yyyy)
☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

A 4 0 9	1 U P X	007DOD+

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PROXY STATEMENT
ELECTION OF DIRECTORS
Albany International Corp. Five Year Cumulative Total Return
ELECTION OF AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS